[Logo] M F S (R)                                              SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                        SEPTEMBER 30, 2000
  We invented the mutual fund(R)

                               [Graphic Omitted]

                                                           MFS(R) MASSACHUSETTS
                                                      HIGH INCOME TAX FREE FUND

                                                                MFS(R) NEW YORK
                                                      HIGH INCOME TAX FREE FUND

MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND
MFS(R) NEW YORK HIGH INCOME TAX FREE FUND

TRUSTEES                                                 TREASURER
Marshall N. Cohan+ -- Private Investor                   James O. Yost*

Lawrence H. Cohn, M.D.+ -- Chief of Cardiac              ASSISTANT TREASURERS
Surgery, Brigham and Women's Hospital; Professor         Mark E. Bradley*
of Surgery, Harvard Medical School                       Robert R. Flaherty*
                                                         Laura F. Healy*
The Hon. Sir J. David Gibbons, KBE+ -- Chief             Ellen Moynihan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               SECRETARY
                                                         Stephen E. Cavan*
Abby M. O'Neill+ -- Private Investor
                                                         ASSISTANT SECRETARY
Walter E. Robb, III+ -- President and Treasurer,         James R. Bordewick, Jr.*
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            CUSTODIAN
Group, Inc. (office services)                            State Street Bank and Trust Company

Arnold D. Scott* -- Senior Executive Vice                INVESTOR INFORMATION
President, Director, and Secretary, MFS Investment       For information on MFS mutual funds, call your
Management                                               investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any business
Jeffrey L. Shames* -- Chairman and Chief Executive       day from 9 a.m. to 5 p.m. Eastern time (or leave a
Officer, MFS Investment Management                       message anytime).

J. Dale Sherratt+ -- President, Insight Resources,       INVESTOR SERVICE
Inc. (acquisition planning specialists)                  MFS Service Center, Inc.
                                                         P.O. Box 2281
Ward Smith+ -- Former Chairman (until 1994), NAACO       Boston, MA 02107-9906
Industries (holding company)
                                                         For general information, call toll free:
INVESTMENT ADVISER                                       1-800-225-2606 any business day from 8 a.m. to 8
Massachusetts Financial Services Company                 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired, call
                                                         toll free: 1-800-637-6576 any business day from 9
DISTRIBUTOR                                              a.m. to 5 p.m. Eastern time. (To use this service,
MFS Fund Distributors, Inc.                              your phone must be equipped with a
500 Boylston Street                                      Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges, or
CHAIRMAN AND PRESIDENT                                   stock and bond outlooks, call toll free:
Jeffrey L. Shames*                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
PORTFOLIO MANAGER
Michael W. Roberge*                                      WORLD WIDE WEB
                                                         www.mfs.com

+ Independent Trustee
* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

  o face-to-face contact with senior management as well as frontline workers
  o analysis of the company's financial statements and balance sheets
  o contact with the company's current and potential customers
  o contact with the company's competitors
  o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    October 16, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.


MANAGEMENT REVIEW AND OUTLOOK

MFS(R) Massachusetts High Income Tax Free Fund

Dear Shareholders,
For the six months ended September 30, 2000, the fund provided a total return of 3.72%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 3.97% return over the same period for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade bonds. During the same period, the average Massachusetts municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 3.46%.

The fund seeks to provide high current income exempt from federal income tax and Massachusetts personal income tax. The fund is nondiversified and may invest in a small number of issuers. Most of the fund's assets are invested in municipal securities and participation interests in municipal securities, which represent securities pooled by multiple issuers and backed by a letter of credit or a guarantee from a bank.

Over the period, the fund was underweighted in lower-rated bonds, which have tended to underperform so far this year. Our relative overweighting in higher-rated issues was the major factor in our outperformance compared to our Lipper peers. Our average credit quality was lower than the Lehman Index, however, which is the main reason we underperformed that benchmark. Going forward, we believe that the relative performance of lower-rated bonds may improve, and we intend to increase our weighting in that area on a selective basis.

Our performance was also helped by our underweighting in health care issues, which have suffered nationally due to government cutbacks in Medicare funding. The situation was exacerbated in Massachusetts by high-profile problems with Harvard Pilgrim, an HMO that went into receivership. However, we believe that the health care sector's problems make it an area of great opportunity, as issues are currently selling at attractive prices. We think we have the research capability to select good securities in that sector and avoid problem issuers, thus positioning the fund to potentially take advantage of what we believe will be an improving climate for health care firms. Two positive signs we currently see are an apparent intent by Congress to restore some funding cuts and increases in the level of HMO payments to hospitals.

Another significant area in the fund is the university and secondary school sector. Massachusetts is a mecca of education, and many of the schools tend to have favorable credit characteristics and offer attractive risk/reward opportunities.

    Respectfully,

/s/ Michael W. Roberge

    Michael W. Roberge
    Portfolio Manager

MFS(R) New York High Income Tax Free Fund

Dear Shareholders,
For the six months ended September 30, 2000, the fund provided a total return of 4.71%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 3.97% return over the same period for the fund's benchmark, the Lehman Index. During the same period, the average New York municipal debt fund tracked by Lipper Inc., returned 3.49%.

The fund seeks to provide high current income exempt from federal income tax and New York state and city income taxes. The fund is nondiversified and may invest in a small number of issuers. Most of the fund's assets are invested in municipal securities and participation interests in municipal securities, which represent securities pooled by multiple issuers and backed by a letter of credit or a guarantee from a bank.

Over the period, the fund was underweighted in lower-rated bonds, which have tended to underperform so far this year. Our relative overweighting in higher-rated issues was the major factor in our outperformance compared to the Lehman Index and to our peers. At present, most of the fund is invested in high-grade issues as we search for suitable high-yield New York bond opportunities. Over time, we expect to be able to add more yield (and therefore more risk) to the portfolio. However, this is made somewhat difficult by the small size of the fund because we need to ensure that any particular high-yield issue does not represent an overly large weighting in the portfolio.

    Respectfully,

/s/ Michael W. Roberge

    Michael W. Roberge
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A shares, which are available for purchase at net asset value only by: (1) residents of the Commonwealth of Massachusetts or the State of New York (as applicable) who are employees (or certain relatives of employees) of MFS and its affiliates; or (2) members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results include the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2000

MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND

CLASS A
                                                                     6 Months          1 Year           Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         +3.72%          +6.26%          +5.20%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                       --            +6.26%          +4.46%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                       --            +1.21%          +0.17%
-------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, August 2, 1999, through
  September 30, 2000.

MFS NEW YORK HIGH INCOME TAX FREE FUND

CLASS A
                                                                     6 Months          1 Year           Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         +4.71%          +7.41%          +7.17%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                       --            +7.41%          +6.14%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                       --            +2.31%          +1.79%
-------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, August 2, 1999, through
  September 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge.

All performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Both funds are nondiversified and have more risk than diversified funds. Investments in shares of the fund should not be considered to constitute a complete investment program. Please see the Prospectus for details.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. Please see the Prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) -- September 30, 2000

MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND

Municipal Bonds - 97.8%
-------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                  VALUE
-------------------------------------------------------------------------------------------------------
General Obligation - 40.3%
  Boston, MA, 5.75s, 2019                                                   $200             $  203,050
  Chelmsford, MA, 6s, 2018###                                                100                104,296
  Commonwealth of Massachusetts, 6s, 2013                                     25                 26,880
  Holyoke, MA, 8s, 2001                                                       75                 76,065
  Lawrence, MA, AMBAC, 9.75s, 2002                                           350                375,249
  Lowell, MA, FGIC, 5.75s, 2004                                              100                103,666
  Narragansett, MA Regional School District, AMBAC, 6.5s, 2016               100                108,974
  Northbridge, MA, 7.6s, 2001                                                200                204,536
  Puerto Rico Municipal Finance Agency, RITES, FSA, 8.42s, 2016+(++)          30                 33,868
  Springfield, MA, Municipal Purpose Loan, FSA, 6.25s, 2019                  500                530,960
  Worcester, MA, FSA, 6s, 2016                                               200                211,764
                                                                                             ----------
                                                                                             $1,979,308
-------------------------------------------------------------------------------------------------------
State and Local Appropriation - 6.1%
  Massachusetts Bay Transportation Authority (General
    Transportation Systems), RITES, 8.161s, 2016+(++)                       $165             $  195,086
  Massachusetts Development Finance Agency, Visual &
    Performing Arts Project, 6s, 2015                                        100                106,144
                                                                                             ----------
                                                                                             $  301,230
-------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 7.9%
  Commonwealth of Massachusetts, 6.5s, 2006                                 $100             $  110,642
  Commonwealth of Massachusetts, FGIC, 6.75s, 2004                           150                163,507
  Commonwealth of Massachusetts, FGIC, 7s, 2007                              100                115,113
                                                                                             ----------
                                                                                             $  389,262
-------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 4.2%
  Massachusetts Port Authority, 6s, 2015                                    $100             $  105,667
  Massachusetts Port Authority (US Airways), MBIA, 5s, 2006                  100                100,838
                                                                                             ----------
                                                                                             $  206,505
-------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 1.7%
  Puerto Rico Electric Power Authority, Power Rev., RITES, FSA,
    6.92s, 2015+(++)                                                        $ 80             $   80,958
-------------------------------------------------------------------------------------------------------
Health Care Revenue - 4.1%
  Massachusetts Development Finance Agency (Massachusetts
    Biomedical Research), 6.375s, 2016                                      $ 50             $   51,206
  Massachusetts Health & Education Facilities Authority
    (Caritas Christi), 5.7s, 2015                                             20                 17,512
  Massachusetts Health & Education Facilities Authority
    (Jordan Hospital), 5.25s, 2018                                           100                 80,993
  Massachusetts Health & Education Facilities Authority
    (North Adams Regional Hospital), 6.625s, 2018                             25                 23,270
  Massachusetts Health & Education Facilities Authority
    (South Shore Hospital), 5.625s, 2019                                      30                 27,920
                                                                                             ----------
                                                                                             $  200,901
-------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.1%
  Massachusetts Housing Finance Agency, MBIA, 5.35s, 2010                   $100             $  102,408
-------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.9%
  Territory of Virgin Islands, Public Finance Authority, 5.5s, 2022         $ 50             $   45,628
-------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.0%
  Massachusetts Development Finance Agency, Resource
    Recovery Rev., 6.7s, 2014                                               $ 25             $   25,587
  Massachusetts Development Finance Agency, Resource
    Recovery Rev. (Waste Management, Inc.), 6.9s, 2029                        25                 25,478
                                                                                             ----------
                                                                                             $   51,065
-------------------------------------------------------------------------------------------------------
Student Loan Revenue - 2.1%
  Massachusetts Educational Financing Authority, MBIA, 6.05s, 2017          $100             $  101,563
-------------------------------------------------------------------------------------------------------
Universities - 13.8%
  Massachusetts Development Finance Agency Rev. (Eastern
    Nazarene College), 5.625s, 2019                                         $ 50             $   45,929
  Massachusetts Development Finance Agency Rev
    (Massachusetts College of Pharmacy), 6.625s, 2020                         50                 50,663
  Massachusetts Development Finance Agency Rev. (Williston
    Northampton School), 6.5s, 2028                                          200                186,500
  Massachusetts Health & Educational Facilities Authority
    (Harvard University), RITES, 8.241s, 2020+(++)                            90                108,244
  Massachusetts Health & Educational Facilities Authority
    (Simmons College), AMBAC, 5.75s, 2015                                    100                103,587
  Massachusetts Industrial Finance Agency (Concord
    Academy), 5.5s, 2027                                                      50                 45,524
  Massachusetts Industrial Finance Agency (Dana Hall
    School), 5.9s, 2027                                                       50                 47,177
  Massachusetts Industrial Finance Agency (Tabor Academy),
    5.4s, 2018                                                               100                 91,661
                                                                                             ----------
                                                                                             $  679,285
-------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 13.6%
  Massachusetts Water Pollution Abatement Trust, 5.5s, 2013                 $ 25             $   25,558
  Massachusetts Water Pollution Abatement Trust, 5.75s, 2016                  25                 25,665
  Massachusetts Water Pollution Abatement Trust, 5.75s, 2017                 125                127,561
  Massachusetts Water Resources Authority, FGIC, 6s, 2017                    200                210,444
  Massachusetts Water Resources Authority, RITES, FGIC,
    8.613s, 2019+(++)                                                        225                279,355
                                                                                             ----------
                                                                                             $  668,583
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,704,089)                                              $4,806,696

Other Assets, Less Liabilities - 2.2%                                                           109,363
-------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                          $4,916,059
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- September 30, 2000

MFS NEW YORK HIGH INCOME TAX FREE FUND

Municipal Bonds - 97.8%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------
General Obligation - 9.9%
  Erie County, NY, Public Improvement, 5.625s, 2012                         $ 15               $ 15,672
  Nassau County, NY, FSA, 5.25s, 2008                                         15                 15,400
  New York, NY, 5.75s, 2014                                                    5                  5,140
  Puerto Rico Municipal Finance Agency, RITES, FSA, 8.42s, 2016+              15                 16,934
                                                                                               --------
                                                                                               $ 53,146
-------------------------------------------------------------------------------------------------------
State and Local Appropriation - 24.8%
  Metropolitan Transportation Authority, NY, Transportation
    Facilities Rev., MBIA, 5s, 2014                                         $ 20               $ 19,355
  New York Dormitory Authority Rev. (Mental Health Services
    Facilities), 6s, 2007                                                     25                 26,469
  New York Dormitory Authority Rev. (Mental Health Services
    Facilities), MBIA, 5.75s, 2020                                             5                  5,051
  New York Dormitory Authority Rev. (Office Facilities -
    Audit & Control), MBIA, 5.25s, 2011                                       25                 25,515
  New York Dormitory Authority Rev. (State University), AMBAC,
    5.5s, 2009                                                                25                 26,208
  New York Thruway Authority Rev., Highway & Bridges, FGIC,
    5.75s, 2013                                                                5                  5,264
  New York Urban Development Corp. Rev. (Correctional Facilities), FSA,
    5.25s, 2014                                                               25                 25,133
                                                                                               --------
                                                                                               $132,995
-------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 7.2%
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2006                                    $ 10               $ 11,494
  New York Medical Care Facilities Financing Agency Rev
    (Mental Health Services), 6.375s, 2004                                    20                 21,630
  New York, NY, 6.125s, 2006                                                   5                  5,410
                                                                                               --------
                                                                                               $ 38,534
-------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 5.9%
  Niagara, NY, Frontier Authority Airport Rev. (Buffalo -
    Niagara International Airport), MBIA, 5.5s, 2009                        $ 20               $ 20,618
  Port Authority NY & NJ, Special Obligation (JFK
    International), MBIA, 6.25s, 2015                                         10                 10,924
                                                                                               --------
                                                                                               $ 31,542
-------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 5.6%
  Long Island, NY, Power Authority, Electric Systems Rev., FSA, 5s, 2015    $ 10               $  9,576
  Puerto Rico Electric Power Authority, RITES, FSA, 6.92s, 2015+(++)          20                 20,240
                                                                                               --------
                                                                                               $ 29,816
-------------------------------------------------------------------------------------------------------
Health Care Revenue - 1.7%
  New York City, NY, Health & Hospital Corp. Rev., 5.25s, 2017              $ 10               $  9,211
-------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 3.8%
  Rockland County, NY, Solid Waste Management Authority, 4.8s, 2005         $ 20               $ 20,184
-------------------------------------------------------------------------------------------------------
Turnpike Revenue - 18.4%
  Metropolitan Transportation Authority, NY, FGIC, 5.875s, 2018             $ 20               $ 20,613
  New York Thruway Authority Rev., Highway & Bridges, AMBAC, 5.75s, 2017       5                  5,145
  New York Thruway Authority Rev., Highway & Bridges, FSA, 5.8s, 2018         20                 20,584
  Triborough Bridge & Tunnel Authority, NY, 5.5s, 2006                        25                 25,981
  Triborough Bridge & Tunnel Authority, NY, 5.75s, 2011                       25                 26,579
                                                                                               --------
                                                                                               $ 98,902
-------------------------------------------------------------------------------------------------------
Universities - 12.6%
  New York Dormitory Authority Rev. (New York University), MBIA,
    5.75s, 2013                                                             $ 20               $ 21,219
  New York Dormitory Authority Rev. (Pace University), MBIA, 6s, 2019         10                 10,441
  New York Dormitory Authority Rev. (State University), FSA, 6s, 2014         15                 15,837
  New York Dormitory Authority Rev. (State University), FSA, 6s, 2018         10                 10,465
  New York Dormitory Authority Rev. (University of Rochester), MBIA,
    5.25s, 2015                                                               10                  9,836
                                                                                               --------
                                                                                               $ 67,798
-------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.0%
  New York Environmental Facilities Corp., Pollution Control
    Rev., 5.75s, 2012                                                       $ 20               $ 21,308
-------------------------------------------------------------------------------------------------------
Other - 3.9%
  Suffolk County, NY, Judical Facilities Rev. (John P
    Cohalan Complex), AMBAC, 5.5s, 2008                                     $ 20               $ 20,928
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $514,495)                                                  $524,364

Other Assets, Less Liabilities - 2.2%                                                            11,825
-------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                            $536,189
-------------------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.
Portfolio footnotes:
(++) Inverse floating rate security.
   + Restricted security.
 ### Security segregated as collateral for an open futures contract.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------------------------------------
                                                                          MASSACHUSETTS              NEW YORK
                                                                            HIGH INCOME           HIGH INCOME
SEPTEMBER 30, 2000                                                        TAX FREE FUND         TAX FREE FUND
-------------------------------------------------------------------------------------------------------------
Assets:
  Investments -
    Identified cost                                                          $4,704,089             $514,495
    Unrealized appreciation                                                     102,607                9,869
                                                                             ----------             --------
      Total investments, at value                                            $4,806,696             $524,364
  Cash                                                                            5,607                8,365
  Interest receivable                                                            92,401                8,602
  Other assets                                                                   14,050                 --
                                                                             ----------             --------
      Total assets                                                           $4,918,754             $541,331
                                                                             ----------             --------
Liabilities:
  Distributions payable                                                      $    2,320             $      1
  Payable for daily variation margin on open futures contracts                      375                 --
  Payable for investments purchased                                                --
                                                                                                       5,141
                                                                             ----------             --------
      Total liabilities                                                      $    2,695             $  5,142
                                                                             ----------             --------
Net assets                                                                   $4,916,059             $536,189
                                                                             ==========             ========
Net assets consist of:
  Paid-in-capital                                                            $4,788,945             $530,318
  Unrealized appreciation on investments                                        106,638                9,869
  Accumulated undistributed net realized gain (loss) on
    investments                                                                  18,999               (3,924)
  Accumulated undistributed (distributions in excess of) net
    investment income                                                             1,477                  (74)
                                                                             ----------             --------
      Total                                                                  $4,916,059             $536,189
                                                                             ==========             ========
Shares of beneficial interest outstanding                                      496,459               53,076
                                                                               =======               ======
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest outstanding)                    $ 9.90               $10.10
                                                                                ======               ======
  Offering price per share (100 / 95.25 of net asset value per share)           $10.39               $10.60
                                                                                ======               ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A.

See notes to financial statements.

Statements of Operations (Unaudited)
------------------------------------------------------------------------------------------------------------
                                                                          MASSACHUSETTS             NEW YORK
                                                                            HIGH INCOME          HIGH INCOME
SIX MONTHS ENDED SEPTEMBER 30, 2000                                       TAX FREE FUND        TAX FREE FUND
------------------------------------------------------------------------------------------------------------
Net investment income:
  Interest Income                                                              $172,974             $ 13,557
                                                                               --------             --------
  Expenses -
    Management fee                                                             $ 12,607             $  1,039
    Shareholder servicing agent fee                                               3,152                  260
    Administrative fee                                                              552                   45
    Custodian fee                                                                 6,879                4,236
    Printing                                                                      4,511                1,063
    Postage                                                                         277                 --
    Auditing fees                                                                 5,001                5,000
    Legal fees                                                                     --                    347
    Miscellaneous                                                                 2,290                  965
                                                                               --------             --------
      Total expenses                                                           $ 35,269             $ 12,955
    Fees paid indirectly                                                         (1,016)                 (94)
    Reduction of expenses by investment adviser                                 (34,253)             (12,861)
                                                                               --------             --------
      Net expenses                                                             $   --               $   --
                                                                               --------             --------
        Net investment income                                                  $172,974             $ 13,557
                                                                               --------             --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $ 53,308             $   (662)
    Futures contracts                                                           (36,044)                --
                                                                               --------             --------
      Net realized gain (loss) on investments                                  $ 17,264             $   (662)
                                                                               --------             --------
  Change in unrealized appreciation -
    Investments                                                                $ 40,074             $ 11,313
    Futures contracts                                                             9,875                 --
                                                                               --------             --------
      Net unrealized gain on investments                                       $ 49,949             $ 11,313
                                                                               --------             --------
        Net realized and unrealized gain on investments                        $ 67,213             $ 10,651
                                                                               --------             --------
          Increase in net assets from operations                               $240,187             $ 24,208
                                                                               ========             ========

See notes to financial statements.

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS ENDED         PERIOD ENDED
                                                                     SEPTEMBER 30, 2000      MARCH 31, 2000*
MASSACHUSETTS HIGH INCOME TAX FREE FUND                                     (UNAUDITED)
------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                     $   172,974           $  111,954
  Net realized gain on investments                                               17,264                1,735
  Net unrealized gain on investments                                             49,949               56,689
                                                                            -----------           ----------
      Increase in net assets from operations                                $   240,187           $  170,378
                                                                            -----------           ----------
Distributions declared to shareholders from net investment
  income                                                                    $  (172,174)          $ (111,277)
                                                                            -----------           ----------
Net increase (decrease) in net assets from fund share
  transactions                                                              $(1,824,413)          $6,613,358
                                                                            -----------           ----------
      Total increase (decrease) in net assets                               $(1,756,400)          $6,672,459
Net assets:
  At beginning of period                                                      6,672,459                 --
                                                                            -----------           ----------
  At end of period                                                          $ 4,916,059           $6,672,459
                                                                            -----------           ----------

Accumulated undistributed net investment income included in
  net assets at end of period                                               $     1,477           $      677
                                                                            ===========           ==========

* For the period from the commencement of the fund's investment operations, August 2, 1999, through
  March 31, 2000.

See notes to financial statements.

Statements of Changes in Net Assets - continued
------------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS ENDED         PERIOD ENDED
                                                                     SEPTEMBER 30, 2000      MARCH 31, 2000*
NEW YORK HIGH INCOME TAX FREE FUND                                          (UNAUDITED)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $ 13,557             $ 16,490
  Net realized loss on investments                                                 (662)              (3,262)
  Net unrealized gain (loss) on investments                                      11,313               (1,444)
                                                                               --------             --------
      Increase in net assets from operations                                   $ 24,208             $ 11,784
                                                                               --------             --------
Distributions declared to shareholders -
  From net investment income                                                   $(13,578)            $(16,490)
  In excess of net investment income                                               --                    (53)
                                                                               --------             --------
      Total distributions declared to shareholders                             $(13,578)            $(16,543)
                                                                               --------             --------
Net increase in net assets from fund share transactions                        $ 13,572             $516,746
                                                                               --------             --------
      Total increase in net assets                                             $ 24,202             $511,987
Net assets:
  At beginning of period                                                        511,987                 --
                                                                               --------             --------
  At end of period                                                             $536,189             $511,987
                                                                               --------             --------
Accumulated distributions in excess of net investment income
  included in net assets at end of period                                      $    (74)            $    (53)
                                                                               ========             ========

* For the period from the commencement of the fund's investment operations, August 2, 1999, through
  March 31, 2000.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED            PERIOD ENDED
                                                              SEPTEMBER 30, 2000         MARCH 31, 2000*
MASSACHUSETTS HIGH INCOME TAX FREE FUND                              (UNAUDITED)
--------------------------------------------------------------------------------------------------------
                                                                         CLASS A
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $ 9.81                  $10.00
                                                                          ------                  ------
Income from investment operations# -
  Net investment income(S)                                                $ 0.27                  $ 0.33
  Net realized and unrealized gain (loss) on investments                    0.09                   (0.20)
                                                                          ------                  ------
      Total from investment operations                                    $ 0.36                  $ 0.13
                                                                          ------                  ------
Less distributions declared to shareholders from net investment
  income                                                                  $(0.27)                 $(0.32)
                                                                          ------                  ------
Net asset value - end of period                                           $ 9.90                  $ 9.81
                                                                          ======                  ======
Total return(+)                                                             3.72%++                 1.42%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                0.03%+                  0.03%+
  Net investment income                                                     5.49%+                  5.27%+
Portfolio turnover                                                            17%                     65%
Net assets at end of period (000 Omitted)                                 $4,916                  $6,672

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
        Net investment income                                            $  0.22                 $  0.16
        Ratios (to average net assets):
          Expenses##                                                        1.12%+                  2.60%+
          Net investment income                                             4.40%+                  2.70%+
  * For the period from the commencement of the fund's investment operations, August 2, 1999, through
    March 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED            PERIOD ENDED
                                                              SEPTEMBER 30, 2000         MARCH 31, 2000*
NEW YORK HIGH INCOME TAX FREE FUND                                   (UNAUDITED)
--------------------------------------------------------------------------------------------------------
                                                                         CLASS A
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $ 9.90                  $10.00
                                                                          ------                  ------
Income from investment operations# -
  Net investment income(S)                                                $ 0.26                  $ 0.33
  Net realized and unrealized gain (loss) on investments                    0.20                   (0.10)
                                                                          ------                  ------
      Total from investment operations                                    $ 0.46                  $ 0.23
                                                                          ------                  ------
Less distributions declared to shareholders -
  From net investment income                                              $(0.26)                 $(0.33)
  In excess of net investment income                                        --                     (0.00)+++
                                                                          ------                  ------
      Total distributions declared to shareholders                        $(0.26)                 $(0.33)
                                                                          ------                  ------
Net asset value - end of period                                           $10.10                  $ 9.90
                                                                          ======                  ======
Total return(+)                                                             4.71%++                 2.35%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                0.04%+                  0.04%+
  Net investment income                                                     5.20%+                  5.01%+
Portfolio turnover                                                             8%                     19%
Net assets at end of period (000 Omitted)                                   $536                    $512

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income/(loss) per share and the ratios would have been:
        Net investment income (loss)                                     $  0.01                $  (0.10)
        Ratios (to average net assets):
          Expenses##                                                        4.98%+                  6.55%+
          Net investment income (loss)                                      0.26%+                 (1.50)%+
  * For the period from the commencement of the fund's investment operations, August 2, 1999, through
    March 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  (Unaudited)

(1) Business and Organization
MFS Massachusetts High Income Tax Free Fund and MFS New York High Income Tax Free Fund are each non-diversified series of MFS Municipal Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each fund invests primarily in the securities of a single state and its political subdivisions, each fund is vulnerable to the effects of changes in the legal and economic environment of the particular state. Each fund can invest up to 75% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Futures Contracts - Each fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the funds are required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the funds. Each fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, each fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Each fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the funds at a future date, usually beyond customary settlement time. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by each fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The funds distinguish between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At March 31, 2000, the following funds, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                      MASSACHUSETTS                   NEW YORK
                                        HIGH INCOME                HIGH INCOME
EXPIRATION DATE                       TAX FREE FUND              TAX FREE FUND
--------------------------------------------------------------------------------
March 31, 2008                               $(344)                     $(682)

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.40% of each fund's average daily net assets. The investment adviser has voluntarily agreed to waive its fee with respect to each fund, which is shown as a reduction of total expenses in the Statements of Operations. The investment adviser has also voluntarily agreed to pay each fund's operating expenses exclusive of management fees such that each fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of total expenses in the Statements of Operations.

Each fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services for the funds.

Administrator - Each fund has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the six months ended September 30, 2000, on sales of Class A shares of each fund.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan will commence on such date as the Trustees may determine.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the six months ended September 30, 2000.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, and short-term obligations, were as follows:



                                           MASSACHUSETTS               NEW YORK
                                             HIGH INCOME            HIGH INCOME
                                           TAX FREE FUND          TAX FREE FUND
-------------------------------------------------------------------------------
Purchases                                     $1,029,686                $52,073
                                              ----------                -------
Sales                                         $2,851,602                $38,360
                                              ----------                -------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                           MASSACHUSETTS               NEW YORK
                                             HIGH INCOME            HIGH INCOME
                                           TAX FREE FUND          TAX FREE FUND
-------------------------------------------------------------------------------
Aggregate cost                                $4,704,089               $514,495
                                              ----------               --------
Gross unrealized appreciation                 $  117,333                $ 9,881
Gross unrealized depreciation                    (14,726)                   (12)
                                              ----------               --------
    Net unrealized appreciation               $  102,607               $  9,869
                                              ==========               ========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                                   MASSACHUSETTS HIGH INCOME        NEW YORK HIGH INCOME
                                                         TAX FREE FUND                 TAX FREE FUND
                                                   -------------------------        --------------------
SIX MONTHS ENDED SEPTEMBER 30, 2000                   SHARES            AMOUNT       SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                           83,402       $   805,695         --         $   --
Shares issued to shareholders in reinvestment
  of distributions                                    16,256           173,392        1,365         13,572
Shares reacquired                                   (283,147)       (2,803,500)        --             --
                                                     -------       -----------       ------       --------
    Net increase (decrease)                         (183,489)      $(1,824,413)       1,365       $ 13,572
                                                    ========       ===========       ======       ========

Class A shares
                                                   MASSACHUSETTS HIGH INCOME        NEW YORK HIGH INCOME
                                                         TAX FREE FUND                 TAX FREE FUND
                                                   -------------------------        --------------------
PERIOD ENDED MARCH 31, 2000*                          SHARES            AMOUNT       SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                          722,031       $ 7,020,749       50,021       $500,210
Shares issued to shareholders in reinvestment
  of distributions                                     9,798            95,094        1,690         16,536
Shares reacquired                                    (51,881)         (502,485)      --            --
                                                     -------       -----------       ------       --------
    Net increase                                     679,948       $ 6,613,358       51,711       $516,746
                                                    ========       ===========       ======       ========

* For the period from the commencement of each fund's investment operations, August 2, 1999, through
  March 31, 2000.

(6) Line of Credit
The funds and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The funds had no borrowings during the period.

(7) Financial Instruments
Each fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
Massachusetts High Income Tax Free Fund

                                                                     UNREALIZED
DESCRIPTION               EXPIRATION     CONTRACTS    POSITION     APPRECIATION
-------------------------------------------------------------------------------
Municipal Bond Index   December 2000             4       Short           $4,031

At September 30, 2000, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
Each fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 2000, each fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 14.2% and 6.9% of the MFS Massachusetts High Income Tax Free Fund and MFS New York High Income Tax Free Fund's net assets, respectively, which may not be publicly sold without registration under the Securities Act of 1933. Each fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                                               DATE OF        PRINCIPAL
FUND                      DESCRIPTION                                      ACQUISITION           AMOUNT          COST         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts             Massachusetts Bay Transportation Authority
High Income                 (General Transportation Systems), RITES,
Tax Free Fund               8.161s, 2016                                     5/04/2000         $165,000      $187,166      $195,086
                          Massachusetts Health & Educational
                            Facilities Authority (Harvard), RITES,
                            8.241s, 2020                                    11/18/1999           90,000       102,690       108,244
                          Massachusetts Water Resources Authority,
                            RITES, FGIC, 8.613s, 2019                        3/28/2000          225,000       266,112       279,355
                          Puerto Rico Electric Power Authority, Power
                            Rev., RITES, FSA, 6.92s, 2015                    9/23/1999           80,000        78,120        80,958
                          Puerto Rico Municipal Finance Agency,
                            RITES, FSA, 8.42s, 2016                          1/13/2000           30,000        31,186        33,868
                                                                                                                           --------
                                                                                                                           $697,511
                                                                                                                           ========
New York                  Puerto Rico Electric Power Authority,
High Income                 RITES, FSA, 6.92s, 2015                          9/23/1999         $ 20,000      $ 19,530      $ 20,240
Tax Free Fund             Puerto Rico Municipal Finance Agency,
                            RITES, FSA, 8.42s, 2016                          1/13/2000           15,000        15,567        16,934
                                                                                                                           --------
                                                                                                                           $ 37,174
                                                                                                                           ========



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND

MFS(R) NEW YORK HIGH INCOME TAX FREE FUND


[Logo] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                           INC-3MST  11/00  1M